ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

October 11, 2013

John Grzeskiewicz

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333-148826; 811-22175)

Dear Mr. Grzeskiewicz:

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing definitive interactive data format risk/return summary information that mirrors the risk/return summary information with respect to the prospectus for the above reference Trust dated September 30, 2013, as filed with the Commission October 3, 2013.

The SEC Staff is requested to address any comments on this filing to my paralegal, Jen Craig, at 720.917.0611.

Sincerely,

/s/ Tané T. Tyler
Tané T. Tyler, Esq.
Secretary

Enclosure

cc:	Stuart Strauss, Esq.
Dechert LLP